                                                                  EXHIBIT 99(ii)


         The Financial Reports, as amended, which are being filed as an exhibit to the Form 8-K of Cincinnati Microwave, Inc., date of report July 22, 1997, are being filed without the schedules to the Monthly Cash Statement (Form 5). Set forth below is a list of the omitted Schedules to Form 5 which Cincinnati Microwave, Inc. hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request: (i) Fifth Third Bank statement regarding the Company's General Account and (ii) the Supplement to Disbursements containing a listing of the Company's wire transfers, system checks and manual checks.

                                   CINCINNATI MICROWAVE, INC.

                                   By:
                                       ----------------------------
                                       E. Williams
                                       Chairman of the Board (Acting),
                                       President and Chief Executive Officer

                                                                   FORM 1 (7/94)

                     IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE SOUTHERN DISTRICT OF OHIO
                                WESTERN DIVISION

In re:                             :
                                          CASE NO:   97-10882
                                                    ------------
                                          CHAPTER 11
                                   :      JUDGE:    Burton Perlman
 CINCINNATI MICROWAVE, INC.                         --------------
             Debtor                :

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                   CERTIFICATION OF COMPLIANCE WITH OPERATING
                                REQUIREMENTS FOR
                         THE PERIOD ENDED: June , 1997
                                          -------
                                           Month

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

          X         Operating Statement           (Form 2)
         ---
          X         Balance Sheet                 (Form 3)
         ---
          X         Summary of Operations         (Form 4)
         ---
          X         Monthly Cash Statement        (Form 5)
         ---
          X         Statement of Compensation     (Form 6)
         ---

         ---        ----------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases IS/IS NOT in effect; and, (if not, attach written explanation).

3. That all post petition taxes as described in Sections 1 and 14 of the Operating Instructions an Reporting Requirements For Chapter 11 Cases ARE/ARE NOT current. (if not, attach written explanation).

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet, if not true.

I HEREBY CERTIFY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY INFORMATION AND BELIEF.

         Dated:  7/22/97         xxxxxxxx
                ---------     ------------------------------
                              Debtor in Possession
                                 xxxxxx                             513-247-4206
                              ------------------------------        ------------
                                             Title                     Phone

                                                                   FORM 2 (7/94)

                          AMENDED OPERATING STATEMENT

Debtor:  IN RE: CINCINNATI MICROWAVE, INC.                Case No:   97 - 10882
         ---------------------------------                          -----------

                          Month Ending: June 30, 1997
                                       ----------------

                                                                          Total
                                             Current Month             Since Filing
Total Revenue / Sales                        $    139,775              $  3,619,261
Cost of Sale                                 $    171,799              $  2,462,076
                                             ------------              ------------
Gross Profit                                 $    (32,024)             $  1,157,185

Expenses:
Officer Compensation                         $    109,255              $    441,682
Employee Salaries                            $    300,897              $    995,706
Benefits & Pensions                          $          0              $          0
Payroll Taxes                                $          0              $          0
Other Taxes                                  $          0              $     15,040
Rent & Lease Expense                         $     (5,006)             $      7,756
Interest Expense                             $     14,209              $     55,014
Insurance                                    $          0              $          0
Auto & Truck Expenses                        $          0              $        530
Utilities                                    $     44,885              $    169,771
Depreciation                                 $          0              $    188,376
Travel & Entertainment                       $        162              $      2,577
Repairs & Maintenance                        $      1,310              $      5,703
Advertising                                  $          0              $    101,387
Supplies, Office Expense                     $    (53,452)             $      2,217
Other: Relocation & Other                    $          0              $    (20,146)
TOTAL EXPENSES:                              $    412,260              $  1,965,613

NET OPERATING PROFIT / (LOSS)                $   (444,284)             $   (808,428)

Add:  Non-Business Income
        Interest Income                      $          0              $          0
        Other Income                         $     34,497              $    158,703

Less: Non-Business Expenses:
        Professional Fees                    $    771,000              $    771,000
        Other                                $          0              $      1,442
                                             ------------              ------------
TOTAL NON-BUSINESS PROFIT / (LOSS)           $   (736,503)             $   (613,739)
(LOSS)SS

NET INCOME / (LOSS)                          $ (1,180,787)             $ (1,422,167)

                                                                   FORM 3 (7/94)

                                  BALANCE SHEET

Debtor:   CINCINNATI MICROWAVE, INC.                    Case No.    97 - 10882
          ---------------------------                             -------------
                           Month Ending: June 30, 1997
                                         ---------------

ASSETS                                 Current Month        Prior Month            At Filing
Cash:                                 $   4,959,421        $   4,744,700        $     724,343
Inventory:                            $   1,503,668        $   1,659,051        $   5,643,874
Accts. Rec:                           $   5,506,338        $   5,731,900        $   1,819,744
Insider Receivables:                  $           0        $           0        $           0
Land & Buildings:                     $           0        $           0        $  12,492,980
Furn., Fixtures & Equip:              $           0        $      42,843        $  25,373,681
Accumulated Depreciation:             $           0        $           0        $ (29,118,554)
Other:                                $     191,611        $     475,505        $   1,120,823
                                      -------------        -------------        -------------
TOTAL ASSETS:                         $  12,161,038        $  12,653,999        $  18,056,891

LIABILITIES:

POST-PETITION LIABILITIES:
Accts. Payable:                       $      86,744        $      90,887        $           0
Wages & Salaries:                     $     256,000        $      19,535        $           0
Taxes Payable:                        $           0        $           0        $           0
Other: Accruals                       $     550,000        $           0        $           0
                                      -------------        -------------        -------------


TOTAL POST-PETITION LIAB.             $     892,744        $     110,422        $           0

Secured Liabilities:
Subject to Post-Petition              $   1,219,670        $           0        $   3,794,500
Coll. or Financing Order              $           0        $           0        $           0
All Other Secured Liab.               $           0        $           0        $           0
                                      -------------        -------------        -------------

TOTAL  SECURED LIAB.                  $   1,219,670        $           0        $   3,794,500

PRE-PETITION LIABILITIES:
Taxes & Other Pri. Liab.              $   1,963,464        $   1,431,978        $   1,539,168
Unsecured Liabilities:                $   9,771,925        $  10,951,035        $  10,630,261
Other: Accruals & estimates           $   4,749,328        $   4,767,236        $   6,237,879
      ----------------------          -------------        -------------        -------------

TOTAL PRE-PETITION LIAB.              $  16,484,717        $  17,150,249        $  18,407,308

EQUITY:
Owners' Capital:                      $  10,937,861        $  10,937,861        $  10,937,861
Retained Earnings-PrePet.             $ (15,082,778)       $ (15,082,778)       $ (15,082,778)
Retained Earnings-PostPet.            $  (2,291,176)       $    (461,755)       $           0
                                      -------------        -------------        -------------
TOTAL EQUITY                          $  (6,436,093)       $  (4,606,672)       $  (4,144,917)

TOTAL LIAB. & EQUITY                  $  12,161,038        $  12,653,999        $  18,056,891

                                                                   FORM 4 (7/94)

                              SUMMARY OF OPERATIONS

Debtor: CIN. MICROWAVE      Period Ended:  June 30, 1997       Case No. 97-10882
        --------------                     -------------                --------
                             Taxes Payable Schedule
                             ----------------------

                                  Beginning              Accrued /           Payment /              Ending
                                  Balance                Withheld            Deposit                Balance
                                  ---------              ---------           ----------             -------
Income Taxes
Withheld:
Federal:                          $       0.00           $24,039.86          $ (24,039.86)          $       0.00
State:                            $      (0.50)          $ 6,372.34          $  (6,371.84)          $       0.00
Local:                            $     (40.00)          $     0.00          $       0.00           $     (40.00)

FICA Withheld:                    $  (1,818.76)          $ 5,835.51          $  (4,922.75)          $    (906.00)

Employers FICA:                   $  (1,818.76)          $ 5,835.51          $  (4,922.76)          $    (906.01)

Unemployment Tax:
Federal:                          $     (20.25)          $ 1,077.86          $  (1,068.98)          $     (11.37)
State:                            $  (1,015.51)          $ 1,573.97          $    (604.81)          $     (46.35)

Sales, Use & Excise:
Sales Tax:                        $   1,195.73           $ 1,186.76          $       0.00           $   2,382.49
Real Estate Tax:                  $ (53,149.81)          $     0.00          $ (19,587.19)          $ (72,737.00)
Property Taxes:                   $(459,444.52)          $     0.00          $(135,412.81)          $(594,857.33)
Use Tax:                          $       0.00           $   440.00          $       0.00           $     440.00
Other: Worker's, etc.             $ (17,894.62)          $19,983.80          $  (6,570.50)          $  (4,481.32)

TOTALS:                           $(534,007.00)          $66,345.61          $(203,501.50)          $(671,162.89)


                          AGING OF ACCOUNTS RECEIVABLE
                       AND POST-PETITION ACCOUNTS PAYABLE

                Age in Days               0-30          30-60           Over 60
                Post Petition
                Accts. Payable         $   86,744     $      0       $        0

                Accts. Rec.            $4,694,353     $ 26,628       $  799,659

FOR ALL POST-PETITION ACCOUNTS PAYABLE OVER 30 DAYS OLD, PLEASE ATTACH A SHEET LISTING EACH SUCH ACCOUNT, TO WHOM THE ACCOUNT IS OWED, THE DATE THE ACCOUNT WAS OPENED, AND THE REASON FOR NONPAYMENT OF THE ACCOUNT.

Describe events or factors occuring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

                                                                   FORM 6 (7/94)

                       MONTHLY STATEMENT OF COMPENSATION

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.
            -------------------------------------
Name:    ERIKA WILLIAMS                        Capacity:         Principal
       --------------------                                 ---
                                                             X   Officer
                                                            ---
                                                             X   Director
                                                            ---
                                                                 Insider
                                                            ---

Detailed Description of Duties:  Daily responsibilities of President and Chief
                                 Executive Officer.

CURRENT COMPENSATION PAID:           Weekly       or        Monthly

                                                            $27,692
                                 --------------          --------------

CURRENT BENEFITS RECEIVED:           Weekly       or         Monthly

         Health Insurance                                   $ 1,000
                                 --------------          --------------
         Life Insurance
                                 --------------          --------------
         Retirement
                                 --------------          --------------
         Company Vehicle
                                 --------------          --------------
         Entertainment
                                 --------------          --------------
         Travel
                                 --------------          --------------
        Other Benefits
                                 --------------          --------------

CURRENT TOTAL:
                                     Weekly       or        Monthly

                                      $0.00                 $28,692
                                 --------------          --------------


Date:    7/22/97                          x x x x x x x x x x
        ----------                 ----------------------------------------
                                    Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)

                       MONTHLY STATEMENT OF COMPENSATION

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.
            -------------------------------------

Name:      KURT H. STUMP                       Capacity:         Principal
       --------------------                                 ---
                                                             X   Officer
                                                            ---
                                                             X   Director
                                                            ---
                                                                 Insider
                                                            ---

Detailed Description of Duties:  Daily work activities of Chief Financial
                                 Officer, Director, and Treasurer.

CURRENT COMPENSATION PAID:           Weekly       or        Monthly

                                                            $10,385
                                 --------------          --------------

CURRENT BENEFITS RECEIVED:           Weekly       or         Monthly

         Health Insurance                                   $ 1,000
                                 --------------          --------------
         Life Insurance
                                 --------------          --------------
         Retirement
                                 --------------          --------------
         Company Vehicle
                                 --------------          --------------
         Entertainment
                                 --------------          --------------
         Travel
                                 --------------          --------------
        Other Benefits
                                 --------------          --------------

CURRENT TOTAL:
                                     Weekly       or        Monthly

                                      $0.00                 $11,385
                                 --------------          --------------


Date:    7/22/97                           x x x x x x x x x
        ----------                 ----------------------------------------
                                    Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)

                       MONTHLY STATEMENT OF COMPENSATION

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.
            -------------------------------------

Name:      TED SPRINGSTEAD                     Capacity:         Principal
       --------------------                                 ---
                                                                 Officer
                                                            ---
                                                             X   Director
                                                            ---
                                                                 Insider
                                                            ---

Detailed Description of Duties:  Member of Board of Directors.

CURRENT COMPENSATION PAID:           Weekly       or        Monthly

         DIRECTOR'S FEES                                    $12,000
                                 --------------          --------------

CURRENT BENEFITS RECEIVED:           Weekly       or         Monthly

         Health Insurance
                                 --------------          --------------
         Life Insurance
                                 --------------          --------------
         Retirement
                                 --------------          --------------
         Company Vehicle
                                 --------------          --------------
         Entertainment
                                 --------------          --------------
         Travel
                                 --------------          --------------
        Other Benefits: Meeting
                        fee
                                 --------------          --------------

CURRENT TOTAL:
                                     Weekly       or        Monthly

                                      $0.00                 $12,000
                                 --------------          --------------


Date:    7/22/97                             x x x x x x x x
        ----------                 ----------------------------------------
                                    Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)

                       MONTHLY STATEMENT OF COMPENSATION

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.
            -------------------------------------

Name:    CARROLL J. HALVA                      Capacity:         Principal
       --------------------                                 ---
                                                             X   Officer
                                                            ---
                                                                 Director
                                                            ---
                                                                 Insider
                                                            ---

Detailed Description of Duties:  Daily work activities of Vice President -
                                 Manufacturing.

CURRENT COMPENSATION PAID:           Weekly       or        Monthly

                                                            $11,384
                                 --------------          --------------

CURRENT BENEFITS RECEIVED:           Weekly       or         Monthly

         Health Insurance
                                 --------------          --------------
         Life Insurance
                                 --------------          --------------
         Retirement
                                 --------------          --------------
         Company Vehicle
                                 --------------          --------------
         Entertainment
                                 --------------          --------------
         Travel
                                 --------------          --------------
        Other Benefits
                                 --------------          --------------

CURRENT TOTAL:
                                     Weekly       or        Monthly

                                      $0.00                 $11,384
                                 --------------          --------------


Date:    7/22/97                            x x x x x x x x x
        ----------                 ----------------------------------------
                                    Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)

                       MONTHLY STATEMENT OF COMPENSATION

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.
            -------------------------------------

Name:   DANIEL MURPHY                          Capacity:         Principal
       --------------------                                 ---
                                                             X   Officer
                                                            ---
                                                                 Director
                                                            ---
                                                                 Insider
                                                            ---

Detailed Description of Duties:  Daily work activities of Vice President -
                                 Marketing.

CURRENT COMPENSATION PAID:           Weekly       or        Monthly

                                                            $22,223
                                 --------------          --------------

CURRENT BENEFITS RECEIVED:           Weekly       or         Monthly

         Health Insurance
                                 --------------          --------------
         Life Insurance
                                 --------------          --------------
         Retirement
                                 --------------          --------------
         Company Vehicle
                                 --------------          --------------
         Entertainment
                                 --------------          --------------
         Travel
                                 --------------          --------------
        Other Benefits
                                 --------------          --------------

CURRENT TOTAL:
                                     Weekly       or        Monthly

                                      $0.00                 $22,223
                                 --------------          --------------


Date:    7/22/97                             x x x x x x x x x
        ----------                 ----------------------------------------
                                    Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)

                       MONTHLY STATEMENT OF COMPENSATION

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.
            -------------------------------------

Name:   JOSEPH MARSHALL                        Capacity:         Principal
       --------------------                                 ---
                                                             X   Officer
                                                            ---
                                                                 Director
                                                            ---
                                                                 Insider
                                                            ---

Detailed Description of Duties:  Daily work activities of Vice President -
                                 Materials.

CURRENT COMPENSATION PAID:           Weekly       or        Monthly

                                                            $ 9,280
                                 --------------          --------------

CURRENT BENEFITS RECEIVED:           Weekly       or         Monthly

         Health Insurance                                   $   791
                                 --------------          --------------
         Life Insurance
                                 --------------          --------------
         Retirement
                                 --------------          --------------
         Company Vehicle
                                 --------------          --------------
         Entertainment
                                 --------------          --------------
         Travel
                                 --------------          --------------
        Other Benefits
                                 --------------          --------------

CURRENT TOTAL:
                                     Weekly       or        Monthly

                                                            $10,071
                                 --------------          --------------


Date:    7/22/97                             x x x x x x x x x
        ----------                 ----------------------------------------
                                    Principal, Officer, Director, Insider

                        IN RE: CINCINNATI MICROWAVE, INC.

         Case no:    97 - 10882
                    ------------

         Schedule attached to:

                             BALANCE SHEET (FORM 3)

                                  June 30, 1997

                 STATEMENT OF RETAINED EARNINGS - POST PETITION

Retained Earnings - March 31, 1997              $  (311,156)
Plus:   Current Earnings - Month of April       $   181,945
Less:   Prior Period Adjustment                 $  (114,893)
                                                -----------
Retained Earnings - April 30, 1997              $  (244,104)
                                                ===========

Plus:   Current Earnings - Month of May         $  (112,075)
Less:   Prior Period Adjustment                 $  (105,576)
                                                -----------
Retained Earnings - May 31, 1997                $  (461,755)
                                                ===========

Plus:   Current Earnings - Month of June        $(1,180,787)
Less:   Prior Period Adjustments                $  (648,634)
                                                -----------
Retained Earnings - June 30, 1997               $(2,291,176)
                                                ===========

                        IN RE: CINCINNATI MICROWAVE, INC.

         Case no:    97 - 10882
                    ------------

         Schedule attached to:

                             MONTHLY CASH STATEMENT

                                  June 30, 1997

                           SUPPLEMENT TO DISBURSEMENTS

RADAR CASH a/c 0010               $ 66,803.60
SYSTEM CHECKS a/c 0020            $      0.00
MANUAL CHECKS a/c 0021            $ 51,477.31
WIRE TRANSFERS a/c 0022           $ 58,688.93
                                  -----------
TOTAL DISBURSEMENTS               $176,969.84
                                  ===========